                                                                     EXHIBIT 4.3

                                  SAVINGS PLAN
                               ADOPTION AGREEMENT

I.       IDENTIFICATION OF EMPLOYER

         1.1 By completing this Adoption Agreement, WENDT-BRISTOL HEALTH SERVICES CORPORATION AND THOSE OF ITS AFFILIATED EMPLOYERS LISTED ON THE SCHEDULE 1 ATTACHED, with its principal office at TWO NATIONWIDE PLAZA, 280 NORTH HIGH STREET, SUITE 760, COLUMBUS, OHIO 43215 _______ :

                  (a)___   establishes as of the ___ day of ____________, 19___,
                           a savings plan. That plan will be known as:__________ _____________. The Effective Date of the Plan is:____
                           _______________.

                  (b) X    amends, restates and continues as of the 1ST day of
                     ---   JANUARY, 1997, its savings plan and trust originally
                           established on the 30TH day of MAY, 1989 . That plan will be known as: THE WENDT-BRISTOL HEALTH
                           SERVICES CORPORATION 401(K) PLAN (F/K/A TEMCO
                           NATIONAL CORP. 401(K) PLAN). The original Effective
                           Date of the Plan is JULY 1, 1989 and this amendment and restatement is effective as of JANUARY
                           1, 1997, unless otherwise provided in the Plan.

                           [Generally, the provisions of this plan are effective for plan years beginning after December 31, 1988, unless otherwise noted in the plan document.]

         1.2      The Employer's taxpayer identification number is: 22-1807533.
                                                                    ----------

         1.3      The Employer's fiscal year ends on:  December 31            .
                                                      ------------------------

         1.4      The Plan Administrator is: (Select one)

                  (a)___    The Employer; or

                  (b) X   Wendt-Bristol Health Services Corporation            ,
                     ---  -----------------------------------------------------
                  and their successors.

         1.5      The Plan Year is the Year ending each:  December 31 .
                                                         -------------

                  [Normally, Plan Years must be at least 12-months long. However, the first Plan Year may be a shorter period but subsequent Plan Years must be 12-months long.]

         1.6 The Limitation Year applied to determine whether the Plan complies with Code Section 415 is: (Select one)

                  (a) X    The Plan Year; or
                     ---
                  (b)___   The period ending on ________________ (may not be
                           more than 12 months after the Effective Date).
                           Thereafter, the Limitation Year will be the 12-month period beginning on each ____________ (insert date
                           12-months after the short Limitation Year ends).

         1.7 For purposes of determining who is a Highly Compensated Employee for a determination year, the Employer _X_ makes ________ declines to make (select one) the calendar year calculation election described in Treas. Reg. Section 1.414(q) - 1T, Q&A 14(b), including any successor provision.

II.      ELECTIVE PROVISIONS RELATING TO SERVICE AND ELIGIBILITY TO
         PARTICIPATE

         2.1 The Plan is extended by the Employer to all Eligible Employees who are members of the Covered Unit. The Covered Unit includes all Employees of the Employer except the following: (Select all applicable)

                  (a) X    excluding Leased Employees.
                     ---

                  (b) X    excluding nonresident aliens with no U.S. source
                     ---   income.

                  (c)X(1)  excluding Employees who are collectively bargained
                     ---   employees (within the meaning of Code
                           Section 410(b)(3)(A)).

                  (d)___ excluding those Employees other than those who are collectively bargained employees (within the meaning of Code Section 410(b)(3)(A)).

                  (e)___   excluding those Employees described as follows:
                           _____________________________________________________
                           _____________________________________________________
                           _________________________________

                  NOTE: Any classification of Employees designated in Section 2.1(e) by the Employer to be excluded from the Covered Unit must not cause the Plan to fail to comply with the non-discrimination coverage and participation requirements of Code Sections 410(b) and 401(a)(26).

--------
       (1) except that such Employees shall not be excluded commencing with Plan Years beginning on or after January 1, 1995.

         2.2      An Employee who is a member of the Covered Unit:

                  (a) will be a Salary Deferral Employee (eligible to enter the Plan to make Employee Deferred Contributions and to share in Qualified Non-Elective Employer Contributions and Qualified Matching Contributions) once he or she: (Select each that applies)

                            (i)X(2)  completes   1   Eligibility Year.
                               ---             ------

                           (ii)___  attains age _______.

                          (iii)X(3) completes   1  Eligibility Year and attains
                                ---            ----
                                     age    21   .
                                         --------

                           (iv)X(4) service and age requirements selected
                               ---- above do not apply to those Employees
                                    employed by the Employer as of JULY 1, 1989 as they will be Salary Deferral Employees as of JULY 1, 1989 regardless of their age and service.

                           Any age requirement may not exceed age 21, provided if Section 2.4(a)(iii) of the Adoption Agreement is selected, the age requirement may not exceed age 20-1/2. Any service requirement may not exceed one Eligibility Year, provided if Section 2.4(a)(iii) of the Adoption Agreement is selected, the service requirement may not exceed 1/2 Eligibility Year. If the service requirement selected is a fractional Year, and if Section 2.5(a) of the Adoption Agreement is selected, (A) an Employee will be required to complete the fractional portion of the number of Hours of Service specified in Section 2.3(c)(i) of the Adoption Agreement to receive credit for that fractional Year, and (B) at least two Entry Dates must be designated pursuant to Sections 2.4(a)(i),
                           (vi) or (vii).

                  (b) will be an Eligible Employee (eligible to enter the Plan to share in NonElective Employer Contributions) once he or she: (Select each that applies)

                           (i) X(5)  completes   1   Eligibility Years.
                               ----            -----
                           (ii)____ attains age _______.

--------
         (2) effective for Plan Years ending on or before December 31, 1992
         (3) effective for Plan Years beginning on or after January 1, 1993
         (4) This section 2.2(a)(iv) applies only to those Employees who generally perform over 20 work hours per week
         (5) effective for Plan Years ending on or before December 31, 1992

                         (iii) X(6)  completes   1  Eligibility Years and
                               ----           ----
                                     attains age    21   .
                                                 --------

                          (iv) X(7) service and age requirements
                               ---- selected above do not apply to those
                                    Employees employed by the Employer as of JULY 1, 1989 as they will be Eligible Employees as of JULY 1, 1989 regardless of their age and service

                           Any age requirement may not exceed age 21, provided if Section 2.4(b)(iii) of the Adoption Agreement is selected, the age requirement may not exceed age 20-1/2. If Section 2.4(b)(iii) and either Section 4.1(a)(i) or (ii), of the Adoption Agreement are selected, the service requirement may not exceed 1/2 year. If Section 2.4(b)(iii) of the Adoption Agreement is not selected, but Section 4.1(a)(iii) of the Adoption Agreement is selected, the service requirement may not exceed two Eligibility Years. If both Sections 2.4(b)(iii) and 4.1(a)(iii) of the Adoption Agreement are selected, the service requirement may not exceed 1-1/2 Eligibility Years.

                           If more than one Eligibility Year is required, each Member's Accrued Benefit must be fully vested at all times and Section 4.1(a)(iii) of the Adoption Agreement must be selected. If the service requirement selected is a fractional Year or a whole and a fractional Year, and if Section 2.5(a) of the Adoption Agreement is selected, (A) an Employee will be required to complete the fractional portion of the number of Hours of Service specified in Section 2.3(c)(i) of the Adoption Agreement to receive credit for that fractional Year, and (B) at least two Entry Dates must be designated pursuant to Sections 2.4(b)(i), (vi) or (vii).

                  (c) will be eligible to enter the Plan to share in Employer Matching Contributions once he or she becomes:

                           (i) X    a Salary Deferred Employee pursuant to
                              ---   paragraph (a);

                          (ii)___   an Eligible Employee pursuant to paragraph
                                    (b).

         2.3 An Eligibility Year is the 12-consecutive month period beginning on an Employee's Employment Date. After the first Year, Eligibility Years will: (Select either (a) or (b) and complete (c)(i), if applicable)

                  (a) continue to be calculated as the 12-consecutive month period beginning on anniversaries of his Employment Date;

--------
         (6) effective for Plan Years beginning on or after January 1, 1993
         (7) This section 2.2(b)(iv) applies only to those Employees who generally perform over 20 work hours per week

                  (b) X    be calculated on the basis of Plan Years beginning
                     ---   with the first Plan Year beginning after his
                           Employment Date.(8) If the Hour-Count alternative is selected in Section 2.5 of the Adoption Agreement, an Employee who is credited with sufficient Hours of Service required under Section 2.3(c)(i) of the Adoption Agreement in both the initial Eligibility
                           Year and the first Eligibility Year which begins after his Employment Date will be credited with two
                           Eligibility Years.

                  (c)      an Employee will earn an Eligibility Year:

                            (i) If the Employer selects the Hour-Count alternative in Section 2.5 of the Adoption Agreement, for each Eligibility Year he completes at least 1,000 (may not exceed 1,000) Hours of Service;

                           (ii) If the Employer selects the Elapsed-Time alternative in Section 2.5 of the Adoption Agreement, for each Eligibility Year he is an Employee.

         2.4      The Entry Dates for participation in the Plan:

                  (a)      with respect to Salary Deferral Employees are:
                           (Select one)

                           (i) X   (I)  January 1         ; and
                              ---     --------------------

                                    (II) JULY 1____________ . (Date specified may not be more than 6 months after date specified in (I); or

                          (ii)___ the first day of the Plan Year which is nearest to the date an Employee becomes a Salary Deferral Employee;

                         (iii)___ the first day of the Plan Year beginning after an Employee becomes a Salary Deferral Employee;

                          (iv)___ the first day of the Plan Year during which an Employee becomes a Salary Deferral Employee;

                           (v)___ the later of the Effective Date or a Salary Deferral Employee's date of hire;

                          (vi)___ the first day of the month after an Employee becomes a Salary Deferral Employee; or
--------
        (8) For purposes of determining the Eligibility Years, Vesting Years and other Years of Service of a Member who transferred employment from Magnetic Resonance Equity Limited Partnership to Wendt-Bristol Crosswoods Ltd. effective January 1, 1997, such Member's service with Magnetic Resonance Equity Limited Partnership shall be taken into account.

                         (vii)___ the following dates occurring after an Employee becomes a Salary Deferral
                                     Employee:

                                           ___________________
                                           ___________________
                                           ___________________
                                           ___________________

                                    (at least two dates must be specified and no date specified may be more than six months after all other dates specified)


                  (b)      with respect to Eligible Employees are: (Select one)

                           (i) X   (I)   January 1        ; and
                              ---     --------------------

                                    (II) JULY 1 ____________ . (Date specified may not be more than 6 months after date specified in (I); or

                          (ii)___ the first day of the Plan Year which is nearest to the date an Employee becomes an Eligible Employee;

                         (iii)___ the first day of the Plan Year beginning after an Employee becomes an Eligible Employee;

                          (iv)___ the first day of the Plan Year during which an Employee becomes an Eligible Employee;

                           (v)___ the later of the Effective Date or an Eligible Employee's date of hire;

                          (vi)___ the first day of the month after an Employee becomes a Eligible Employee; or

                         (vii)___ the following dates occurring after an Employee becomes a Eligible Employee:

                                          __________________
                                          __________________

                                    (at least two dates must be specified and no date specified may be more than six months after all other dates specified)

         2.5      Service will be credited under the Plan using:  (Select one)

                  (a) X    the Hour-Count method; or
                      ---

                  (b) ____ the Elapsed-Time method.


III.  PROVISIONS RELATING TO EARNING A BENEFIT

         3.1 Subject to Article IV of the Plan (Benefits, Limitations), the Employer Contribution forms selected below and Forfeitures for a given Plan Year will be allocated to the Trust Fund Account of each Member described: (Select one or more as appropriate):

                  (a) X    Non-Elective Employer Contributions made under
                     ---   Section 3.3 of this Adoption Agreement will be
                           allocated as of each Allocation Date:

                           (i) among the Non-Elective Employer Contribution Accounts of: (Select one or more)

                                    (I) X   Members who are Employees as of
                                       ---  that Allocation Date who completed
                                            at least ___1___ (not to exceed
                                            1,000) Hours of Service during the
                                            Plan Year;

                                   (II) X   Members who died, Retired or
                                       ---  became Disabled during that Plan
                                            Year and were not suspended under
                                            Section 2.4 of the Plan (Suspension
                                            of Participation);

                                  (III)___ All persons who were Members at any time during the Plan Year and who completed at least ________ (not to exceed 1,000) Hours of Service;

                                    If more than 500 Hours of Service are
                                    required under Section 3.1(a)(i)(I) or
                                    (III), the number of hours required for a given Plan Year will be reduced (but to no less than 500 Hours of Service) to the extent necessary to cause the Plan to comply with Code Sections 401(a)(26) and 410(b).

                           (ii)     in the following manner: (Select one or
                                    more)

                                    (I) X   in the proportion that the
                                       ---  Member's Compensation during that
                                            Plan Year bears to the Compensation
                                            paid during that Plan Year to all
                                            Members described in subpart (i)
                                            above; or

                                   (II)___   in an amount equal to ______% of
                                             the Member's Compensation during
                                             that Plan Year in excess of the
                                             "wage base" and ______% of his
                                             Compensation during that Plan Year
                                             below the "wage base." The first
                                             percentage may not exceed the least
                                             of (A) twice the second percentage
                                             or (B) the second percentage plus
                                             the Permitted Disparity Limit
                                             (which, as described below, depends
                                             on the "wage base" selected). Any
                                             remaining Non-Elective Employer
                                             Contribution during that Plan Year
                                             will be allocated in the proportion
                                             that the Compensation paid during
                                             the Plan Year to each Member
                                             described in subpart (i) bears to
                                             the Compensation paid during that
                                             Plan Year to all Members described
                                             in subpart (i).

                                             If the Non-Elective Employer
                                             Contribution is insufficient to
                                             support a full allocation, the
                                             amount allocated above and below
                                             the "wage base" will be
                                             proportionately reduced.

                                             For purposes of this allocation,
                                             the "wage base" means: (Select one)

                                                    (A)___ $______ (may not
                                                    exceed current Social
                                                    Security Taxable Wage Base;
                                                    if you insert a specific
                                                    dollar amount, the "wage
                                                    base" allocation level may
                                                    be changed only by amending
                                                    the Plan (i.e. signing a
                                                    new Adoption Agreement))(9);
                                                    or
--------

        (9) For purposes of this "wage base", the Permitted Disparity Limit can be no greater than:

         -        5.7%,     if the "wage base" does not exceed the greater of
                            $10,000 or 20% of the Social Security Taxable Wage
                            Base in effect as of the beginning of the Plan Year;

         -        5.4%,     if the "wage base" is an amount that is less than
                            the Social Security Taxable Wage Base in effect as of the beginning of the Plan Year but that is more than 80% of that Social Security Taxable Wage Base;
                            and

         -        4.3%,     if the "wage base" is more than the greater of
                            $10,000 or 20% of the Social Security Taxable Wage
                            Base in effect as of the beginning of the Plan
                            Year, but does not exceed 80% of that Social
                            Security Taxable Wage Base.

                                                     (B) _____ the Social
                                                     Security Taxable Wage Base
                                                     in effect as of the first
                                                     day of the Plan Year for
                                                     which the allocation is
                                                     made (the "wage base" will
                                                     change as the Social
                                                     Security Taxable Wage Base
                                                     changes). For purposes of
                                                     this "wage base", the
                                                     Permitted Disparity Limit
                                                     is the greater of (1) 5.7%
                                                     or (2) the rate of tax paid
                                                     by the Employer under Code
                                                     Section 3111(a) in effect
                                                     as of the beginning of the
                                                     Plan Year and attributable
                                                     to Old-Age Insurance;
                                                     provided that the
                                                     percentages specified in
                                                     (1) and (2) shall be
                                                     reduced to the extent
                                                     required by applicable
                                                     regulations or other
                                                     pronouncements by the IRS
                                                     then in effect.

                                    (III)___  other:____________________________
                                                    ____________________________
                                                    ____________________________

                                            (Any method described in this
                                            Section must not result in
                                            discrimination in favor of Highly
                                            Compensated Employees.)

                  (b) X An Employer Matching Contribution will be allocated:
                     ---

                           (i) as of the Allocation Date and each of the
                               following additional Matching Contribution
                               Allocation Dates (select one):

                                    (I) X   none;
                                       ---

                                    (II)___ June 30 and December 31;

                                   (III)___ March 31, June 30, September 30 and December 31; or

                                    (IV)___  other (please specify):____________
                                             ___________________________________
                                             ___________________________________

                                    A period beginning the day after each
                                    Matching Contribution Allocation Date and ending as of the next succeeding Matching Contribution Allocation Date will be referred to herein as an "allocation period;"

                           (ii) to the Employer Matching Contribution Accounts of those of the following Members who make Employee Deferred Contributions during the allocation period: (Select one or more)

                                    (I) X   Members who are Employees as of
                                       ---  that Matching Contribution
                                            Allocation Date during the
                                            allocation period;

                                    (II) X  Members who died, Retired or
                                        --- became Disabled during that
                                            allocation period and were not
                                            suspended under Section 2.4 of the
                                            Plan (Suspension of Participation);

                                   (III)___ All persons who were Members at any
                                            time during the allocation period;

                                    (IV)___ other: (please specify)_____________
                                            ____________________________________
                                            ____________________________________

                                            If more than 500 Hours of Service
                                            are required under Section
                                            3.1(b)(ii)(IV), the number of hours
                                            required for a given Plan Year will
                                            be reduced (but to no less than 500
                                            Hours of Service) to the extent
                                            necessary to cause the Plan to
                                            comply with Code Sections 401(a)(26)
                                            and 410(b).

                           (iii) Such Employer Matching Contributions will be allocated as follows: (Select One)

                                    (I)___  ___% of the portion of the Member's
                                            Employee Deferred Contributions for
                                            the allocation period not in excess
                                            of __% of the Member's Compensation
                                            for the allocation period;

                                   (II)___  ___% of the portion of the Member's
                                            Employee Deferred Contributions for
                                            the allocation period which does not
                                            exceed _____% of the Member's
                                            Compensation for the allocation
                                            period, plus _____% of the portion
                                            of the Member's Employee Deferred
                                            Contributions for the allocation
                                            period in excess of that amount but
                                            not in excess of _____% of the
                                            Member's Compensation for the
                                            allocation period; or

                                  (III) X   the percentage of the Member's
                                       ---  Employee Deferred Contributions for
                                            the allocation period as determined
                                            by the Employer and applied
                                            uniformly with respect to those
                                            Members entitled to receive an
                                            Employer Matching Contribution.

                  (c) Forfeitures arising during the Plan Year in accordance with Section 4.5 of the Plan will be applied as follows:

                           (i) To the extent attributable to former Members' Non-Elective Employer Contribution
                                    Accounts: (rank as appropriate)

                                    (I)___ not applicable

                                   (II) X   reduce the Employer Matching
                                       ---  Contribution for the Plan Year

                                  (III)___  allocate in the manner specified in
                                            Section 3.1(a) of the Adoption
                                            Agreement

                           (ii) To the extent attributable to former Members' Employer Matching Contribution
                                    Accounts: (rank as appropriate)

                                    (I)___ not applicable

                                   (II) X  reduce the Employer Matching
                                       --- Contribution for the Plan Year

                                  (III)___ allocate among the Members described in Section 3.1(b)(ii) of the
                                            Adoption Agreement in proportion
                                            that each Member's Employee Deferred
                                            Contributions for the Plan Year bear
                                            to the Employee Deferred
                                            Contributions for the Plan Year of
                                            all Members described in Section
                                            3.1(b)(ii).

                  (d) For any Top-Heavy Plan Year, the amount (excluding any amounts attributable to any salary reduction arrangements) allocated to each Non-Key Employee who is a Participant at any time during that Plan Year
                           (i)_X_ who is an Employee on the last day of the Plan Year or (ii) whether or not he is an Employee on the last day of the Plan Year (Select one) will at least equal the lesser of:

                           (i)   (I) X      3% of his Compensation
                                    ---     for that Plan Year (Select this
                                            percentage if the Member does not
                                            also participate in a defined
                                            benefit plan sponsored by the
                                            Employer or an Affiliate and the
                                            Employer does not want to use a
                                            "Defined Contribution Fraction" and
                                            a "Defined Benefit Fraction" See
                                            Sections 4.3(c) and (f) of the Plan
                                            - in excess of 1.0).

                                (II)___ 4% of his Compensation for that Plan Year (Select this percentage if the Member does not also participate in a defined benefit plan sponsored by the Employer or an Affiliate and the Employer does want to use a "Defined

                                            Contribution Fraction" and a
                                            "Defined Benefit Fraction" See
                                            Sections 4.3(c) and (f) of the Plan
                                            - of 1.25).

                                (III)___ 5% of his Compensation for that Plan Year (Select this percentage if the Member does participate in a defined benefit plan sponsored by the
                                            Employer or an Affiliate, the top
                                            heavy minimum is to be provided
                                            under this Plan (or this Plan and
                                            another defined contribution plan)
                                            and the Employer does not want to
                                            use a "Defined Contribution
                                            Fraction" and a "Defined Benefit
                                            Fraction" - See Sections 4.3(c) and
                                            (f) of the Plan - in excess of 1.0).

                                (IV)___ 7-1/2% of his Compensation for that Plan Year (Select this percentage if the Member does participate in a defined benefit plan sponsored by the Employer or an Affiliate, the top heavy minimum is to be provided under this Plan (or this Plan and another defined contribution plan) and the Employer does want to use a "Defined Contribution Fraction" and a "Defined Benefit Fraction" - See Sections 4.3(c) and (f) of the Plan
                                            - of 1.25).

                                (V)___ an amount calculated under Rev. Rul. 81-202 sufficient to provide a benefit comparable to the defined benefit top heavy minimum required under Code Section 416; or

                           (ii) Unless the Plan is part of a Required Aggregation Group which includes a defined benefit plan which complies with Code
                                    Section 401(a)(4) solely because of the
                                    Plan, the largest percentage of Compensation allocated to a Key Employee.

                                    This allocation will be made regardless of the Member's Period of Service, Compensation or contributions for that Year and may be made under this Plan or any other defined contribution plan in which he participates and which is included in the Required Aggregation Group or under a combination of all such defined contribution plans in which he participates. Neither Employee Deferred Contributions nor Employer Matching Contributions may be taken into account for the purpose of satisfying the minimum top-heavy contribution requirement, although such may be taken into account for the purposes of determining the largest percentage of Compensation allocated to a Key Employee.

                  (e) If a Member also participates in a qualified defined benefit pension plan sponsored by the Employer or an Affiliate, the Employer elects to provide the "top heavy" minimum benefit under: (Select one)

                           (i) X    this Plan, regardless of whether the
                              ---   Employer has Net Profits for that Year;

                           (ii)____ the defined benefit plan.

                  (f) Subject to Section 4.2(a)(iv) of the Plan, upon complete termination of the Plan, all unallocated Employer Contributions and forfeitures will be allocated to the Trust Fund Accounts of all Members who have not Severed from Service as of the termination date. Those allocations will be made as provided in the preceding paragraphs.

                  (g) For purposes of determining "top heaviness," the value of benefits accrued by a Participant under any defined benefit plan which is sponsored by the Employer and which is included in either a Required or Permissive Aggregation Group with this Plan will be determined using the following factors (Complete this subsection only if the Employer sponsors a defined benefit plan under which a Participant in this Plan is accruing a benefit):

                           (i) interest rate:___________________________

                           (ii) mortality table:________________________

                           These same factors will be used to determine the rate of accrual under all defined benefit plans sponsored by the Employer which are included in either a Required or Permissive Aggregation Group with this Plan.

                           The Accrued Benefit of a Participant other than a Key Employee will be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted by the fractional rule of Code Section 411(b)(1)(C).

         3.2 Compensation means amounts paid or made available by the Employer to an Employee:

                  (a)  for services performed during each: (Select one)

                           (i) X    Plan Year as designated in Section 1.5 of
                              ---   the Adoption Agreement;

                           (ii)___ 12 month period ending during the Plan Year on ______________________;
                                               mo/day

                  (b)  and including only: (Select one)

                           (i) X    Wages required to be reported under
                              ---   Code Sections 6041 and 6051 (Wages, Tips and
                                    Other Compensation Box on Form W-2);

                           (ii) ____ Section 3401(a) wages (for purposes of
                                     income tax withholding);

                           (iii)___ 415 safe harbor compensation;

                           (iv)____  All compensation within the meaning of Code
                                     Section 415(c)(3) and excluding all other compensation;

                  (c)   and excluding (even if includible in gross income):
                        (Select one or more, if appropriate)

                           (i)    reimbursements and other expense allowances;

                           (ii)   fringe benefits (cash and noncash);

                           (iii)   moving expenses;

                           (iv)   deferred compensation;

                           (v)   welfare benefits;

                           (vi)   all of the above [(i) through (v)];

                  (d) X  and (indicate as many as appropriate, if any)
                     ---
                          Including        Excluding
                          ---------        ---------

                           (i)___ ____________ amounts contributed by the Employer pursuant to a salary reduction agreement and which are not includible in gross income of the Employee under Code Sections 125, 402(a)(8), 402(h) or 403(b);

                          (ii)___   ____________ amounts deferred under Code
                                    Section 457(b) eligible deferred
                                    compensation plan (of state and local
                                    governments and tax exempt organizations);

                         (iii)___ ______________ employee contributions under Code Section 414(h)(2) (under a governmental plan) that are picked up by the Employer and treated as employer contributions;

                          (iv)           X     all of the above;
                              ---   ----------

                  (e)___ and excluding the following items or amounts from the Compensation of Highly Compensated Employees_________
                           _____________________________________________________

                  (f)___ and further modified as follows:_____________________ ____________________________________________________;

                  (g) and further subject to the rules and definitions stated in Section 1.13 of the Plan.

                  (h) If a Member's Entry Date is not on or before the first day of the 12 month period described in Section 3.2(a) above, his Compensation for purposes of allocating a portion of the Employer Contribution and forfeitures:
                           (Select one)

                           (i)___ is limited to Compensation since his Entry Date; or

                          (ii) X    will include all Compensation during the
                              ---   12 month period described in Section 3.2(a)
                                    above, including Compensation earned during that period before his Entry Date.

                  (i) With respect to any Self-Employed Individual or Owner-Employee, Compensation means his earned income as defined under Code Section 401(c)(2).

                           NOTE: If Sections 3.2(c)(i), (c)(ii), (c)(iii),
                           (c)(iv), (c)(v), (d)(i), (d)(ii), d(iii), or (f) are
                           selected, the resulting definition of Compensation must be reasonable and not discriminate in favor of highly compensated employees (by design or in operation). See Reg. Section 1.414(s)-1(d). If
                           Section 3.1(b)(ii) of this Adoption Agreement has been selected and the Plan utilizes permitted disparity under Code Section 401(l), no exclusions from taxable compensation may be made.

         3.3 The Non-Elective Employer Contribution for each Plan Year will not exceed 15% of all Members' Compensation for the Employer's taxable year and will be determined under the following Employer Contribution Formula: (Select one)

                  (a)___ that portion of the Employer's Net Profits which it elects to contribute;

                  (b)___   ___% of the Employer's Net Profits;

                  (c)___   $_________________; or

                  (d) X    that portion of all Members' Compensation which the
                     ---   Employer elects to contribute for any Plan Year.

         3.4 Investments will be controlled by the Trustee or an Investment Manager unless the Employer allows Members to control investment of their accounts under the following provisions:
                  (Select one)

                  (a)___ Members may not direct investment of their accounts (If (a) is selected, do not complete any other parts of this Section);

                  (b) X    Members may direct investment of their accounts (If
                     ---   (b) is selected, complete (i) or (ii) below):

                           (i) X    Any investment discretion allowed to
                              ---   Members will be limited to options made
                                    available by the Trustee; or

                          (ii)___ Any investment discretion allowed to Members will not be limited to options made available by the Trustee.

         3.5      Loans      will  X  will not (Select one) be allowed under the
                        -----    -----
                  Plan.

         3.6      Voluntary Employee Contributions       will   X   will not
                                                   -----      -----
                 (Select one) be allowed under the Plan.

         3.7      The receipt of Rollovers   X   will       will not (Select
                                           -----      -----
                  one) be allowed under the Plan.

         3.8 If a Participant is covered under another defined contribution plan sponsored by the Employer and if that plan is not also a regional prototype plan,

                  (a) X    the provisions of Section 4.2 of the Plan
                     ---   relating to limitation on Annual Additions allocated
                           to Members' Trust Fund Accounts, will apply as if the other plan were a regional prototype plan.

                  (b)___ (Other):_______________________________________________
                         _______________________________________________________
                         _____________________________________

                           (Any method of limiting Annual Additions allocated to Members' Trust Fund Accounts under this Plan and any other defined contribution plan must do so in a manner that precludes Employer discretion.)

IV.      PROVISIONS RELATING TO VESTING, RETIREMENT AND DISTRIBUTIONS

         4.1 (a) The following schedule will be applied to determine a Member's Vested Amount in that portion of his Accrued Benefit allocated to his Non-Elective Employer Contribution Account:
                  (Select one)

                                                              Non-Forfeitable
                                                              ---------------
                              Vesting Years                      Percentage
                              -------------                      ----------
                  (i)___   Less than 5                                    0%
                           5 or more                                    100%

                  (ii) X  Less than 1                                     0%
                      ---                                              ----
                           1 but Less than 2                             20%
                                                                       ----
                           2 but Less than 3                             40%
                                                                       ----
                           3 but Less than 4                             60% (at least 20%)
                                                                       ----
                           4 but Less than 5                             80% (at least 40%)
                                                                       ----
                           5 but Less than 6                            100% (at least 60%)
                                                                       ----
                           6 but Less than 7                            100% (at least 80%)
                                                                       ----
                           7 or More                                    100%

                  (iii) ____ a Member's Vested Amount always is 100%.

                           You must select (a)(iii) if an Employee must complete more than one Eligibility Year to become an Eligible
                           Employee under Section 2.2(b) of the Adoption
                           Agreement.

         (b) The following schedule will be applied to determine a Member's Vested Amount in that portion of his Accrued Benefit allocated to his Employer Matching Contribution Account: (Select one)

                                                              Non-Forfeitable
                                                              ---------------
                              Vesting Years                      Percentage
                              -------------                      ----------
                  (i)___   Less than 5                                    0%
                           5 or more                                    100%

                  (ii) X  Less than 1                                     0%
                      ---                                              ----
                           1 but Less than 2                             20%
                                                                       ----
                           2 but Less than 3                             40%
                                                                       ----
                           3 but Less than 4                             60% (at least 20%)
                                                                       ----
                           4 but Less than 5                             80% (at least 40%)
                                                                       ----
                           5 but Less than 6                            100% (at least 60%)
                                                                       ----
                           6 but Less than 7                            100% (at least 80%)
                                                                       ----
                           7 or More                                    100%

                  (iii) ____ a Member's Vested Amount always is 100%.

                           You must select (b)(iii) if an Employee must complete more than one Eligibility Year to become eligible to share in Employer Matching Contributions under
                           Section 2.2(c) of the Adoption Agreement.

         (c) For any Top-Heavy Plan Year, the following special top-heavy vesting schedule will be applied to determine a Member's Vested Amount: (Select one)

                                                               Non-Forfeitable
                                                               ---------------
                              Vesting Years                      Percentage
                              -------------                      ----------
                  (i)___   Less than 3                                   0%
                           3 or more                                   100%

                  (ii)___ Less than 2                                    0%
                           2 but Less than 3                            20%
                           3 but Less than 4                            40%
                           4 but Less than 5                            60%
                           5 but Less than 6                            80%
                           6 or More                                   100%

                                                              Non-Forfeitable
                                                              ---------------
                              Vesting Years                      Percentage
                              -------------                      ----------
                  (iii) X  Less than 1                                   0%
                       --                                              ---
                           1 but Less than 2                            20%
                                                                       ---
                           2 but Less than 3                            40% (at least 20%)
                                                                       ---
                           3 but Less than 4                            60% (at least 40%)
                                                                       ---
                           4 but Less than 5                            80% (at least 60%)
                                                                       ---
                           5 but Less than 6                           100% (at least 80%)
                                                                       ---
                           6 or More                                   100%

                           If an Employee must complete more than one
                           Eligibility Year to become an Eligible Employee under
                           Section 2.2(b) of the Adoption Agreement, you must complete (c)(iii) by inserting 100% in each line.

         4.2      A Member will earn a Vesting Year for each one Year Period of
                  Service: (Select one)

                  (a)___ beginning on his Employment Date, and each anniversary of that date.

                  (b)___ beginning on the later of his Employment Date or __________ (not later than the Effective Date of the Plan), or each anniversary of that date.

                  (c) X    completed during Plan Years: (Select one)
                     ---

                           (i)_____   beginning after his Employment Date.

                          (ii)_____   ending after his Employment Date.

                         (iii)___    beginning after the later of
                                     __________________ (not later than the
                                     Effective Date) or his Employment Date.

                          (iv) X     ending after the later of July 1, 1989
                              ---    (not later than the Effective Date) or his
                                     Employment Date.(10)

                  (d)___ determined in the same manner as Eligibility Years under Section 2.3 of the Adoption Agreement.

                  (Check and complete (e) only if a minimum age requirement is desired for vesting.)

                  (e)___ Effective for Plan Years beginning before December 31, 1984, Vesting Years will not include Years of Service completed before the Employee attains age _____ (not to exceed age 22). Effective for Plan Years beginning after December 31, 1984, Vesting Years will not include Years of Service completed before the Employee attains age _____ (not to exceed age 18).

         4.3 A Member will attain his Early Retirement Date upon: (Select one or both)

                  (a) X    attaining age  60  (not to exceed age 65); or
                     ---                 -----

                  (b)___ attaining age ______ (not to exceed age 65) and completing a Period of Service of at least _______ Years.

         4.4 A Member will attain his Normal Retirement Date upon: (Select one or both)

                  (a) X    attaining age  65  (may not exceed age 65); or
                     ---                 ----

                  (b)___ attaining age ______ (not to exceed age 65) and completing a Period of Service of at least _______ Years (may not exceed 5 Years).

         4.5 Plan Benefits will be paid in the following forms: (Select as appropriate)

                  (a) X    a lump sum paid on the date specified by the
                     ---   Member.

                  (b)___ in a fixed number of equal installments beginning on the date specified by the Member and payable monthly for a period of 5, 10 or 15 Years, but in no event over a period to exceed the Member's life expectancy.

                  (c)___ in monthly installments beginning on the date specified by the Member and

--------
         (10) For purposes of determining the Eligibility Years, Vesting Years and other Years of Service of a Member who transferred employment from Magnetic Resonance Equity Limited Partnership to Wendt-Bristol Crosswoods Ltd. effective January 1, 1997, such Member's service with Magnetic Resonance Equity Limited Partnership shall be taken into account.

                           ending with the month he dies. No benefit will be paid after the Member's death.

                           (If this option is elected, the Employer must also select option (e) below. If a married Member selects this form of payment, his benefit nevertheless must be paid as described in (e) below unless the Member waives that form of benefit and his spouse consents to that waiver as described in Section 6.8 of the
                           Plan).

                  (d)___ in monthly installments beginning on the date specified by the Member and before his Social Security benefits begin and ending with the month he dies. The amount of these benefits will be adjusted so that each monthly benefit plus any Social Security benefits are as nearly uniform as possible.

                           (If a married Member selects this form of payment, his benefit nevertheless must be paid as described in
                           (e) below unless the Member waives that form of benefit and his spouse consents to that waiver as described in Section 6.8 of the Plan.)

                  (e)___ in monthly installments beginning on the date specified by the Member and ending with the month he dies. After the Member's death, his Beneficiary will receive a monthly benefit equal to 50%, 66-2/3%, 75% or 100% (as selected by the Member) of the monthly benefit paid to the Member during his life. No benefits will be paid after the Beneficiary's death.

                           If this option is elected, the Employer must also select option (c) above.

                  (f)___ in the number of monthly installments selected by the Member beginning on the date specified by the Member. If the Member dies before receiving the specified number of monthly payments, the balance of the specified number of monthly payments will be made to his Beneficiary. If the Member does not die before receiving the specified number of monthly payments, benefits will continue in the same amount until he dies. In that case, no benefits will be paid after the Member's death to a Beneficiary.

                  (g)___ in the number of monthly installments selected by the Member and beginning on the date specified by the Member. Benefits will end on the earlier of the Member's death or the date he has received the specified number of monthly benefits.

                  (h)X(11) Others: PAYMENTS OVER A PERIOD CERTAIN SELECTED
                     ---- BY THE MEMBER THAT DOES NOT EXTEND BEYOND TEN (10) YEARS. EACH PAYMENT SHALL EQUAL THE GREATER OF 10% OF THE MEMBERS VESTED TRUST FUND ACCOUNT OR $500, AFTER HAVING FIRST
--------
         (11) effective only with respect to benefits accrued before January 1, 1993

                           SEGREGATED THE TRUST FUND ACCOUNT IN A RESERVE FUND.


                           (If an optional form of benefit is added under this subparagraph which is, in effect, a life annuity, and if a married Member selects this form of payment, his benefit nevertheless must be paid as described in (e) above unless the Member waives that form of benefit and his spouse consents to that waiver as described in Section 6.8 of the Plan.)

                           (Benefits _____ will _____ will not (Select one) be offered under option (c), (d), (e), (f) and (g) if the Plan Administrator is not able to purchase a commercial annuity to pay the selected form of benefit.)

                           Unless the Member makes an effective election otherwise, his Distributable Credit will automatically be distributed under the alternative providing the largest monthly periodic payments to the Member pursuant to option (a) above. (Insert one of (a) through (h), as applicable)

         4.6 Benefits will begin on the date specified by the Member on or after his Early Retirement Date. Subject to any of the following conditions selected, benefits also may begin on an earlier date selected by the Member; that date must be after the Member's Severance from Service unless (h) below has been selected or appropriate limitations have been specified in
                  (i). (Select one or more as appropriate. You do not need to check any of the following limitations)

                  (a)___   if the Plan has sufficient cash to pay the benefits:

                  (b)___   after the Member reaches age ______;

                  (c)___ if the Member completed a Period of Service of at least _____ Years before be Severed from Service;

                  (d)___ after the Member reaches age _____ if he also completed a Period of Service of at least _____ Years before he Severed from Service;

                  (e)___ if the Member's account balance is not greater than $________.

                  (f)___ with respect to a lump sum distribution, _________ Plan Years after the end of the Plan Year in which the Member Severed from Service.

                  (g)___ with respect to a lump sum distribution, after the Allocation Date that follows the Member's Severance from Service, if the Member may be entitled to an allocation of Employer Contributions or forfeitures on that Allocation Date.

                  (h)____ while employed, with respect to Employer Contributions which were contributed to the Plan at least two years before the date of withdrawal.

                  (i)___   other:_______________________________________________
                           _____________________________________________________
                           _____________________________________________________

                           (any limitation added under (i) must be objective and may not allow any discretion in its application);

                  (j)___ any restriction on distribution ____ will ____ will not (Select one) also apply to distributions to Beneficiaries.

                  (NOTE: A married Member may elect a lump-sum distribution of benefits before his Severance from Service only as provided in
                  Section 5.3 of the Plan (Cash-Outs).)

                  Regardless of any restriction selected above, and subject to
                  Section 7.3 of the Plan, each Member who met any service requirements specified as a condition of Early Retirement in
                  Section 4.3 of the Adoption Agreement before he Severed from Service may elect to have benefits begin anytime after he satisfied the age requirement specified as a condition of Early Retirement. Also, any options selected in this Section must comply with the minimum required distribution rules under Plan Section 7.3.

         4.7 Regardless of any other provision, benefits payable under any Qualified Domestic Relations Order: (Select one)

                  (a)___ may not be paid before the earliest date the Member's benefit could have been paid; or

                  (b) X    may be paid on any date specified in that Order
                     ---   even if that date precedes the earliest date the
                           Member's benefit could have been paid.

         4.8 If a Member requests, cash-outs in part or whole from Vested Accounts in excess of $3,500 __X__ will ______ will not (Select one) be allowed in advance of the Member's death or retirement to the extent provided under Section 5.3 of the Plan. (If the Member is married, the Member's spouse must consent to that distribution in the manner provided in Section
                  6.8 of the Plan.)

         4.9 The provision of the Plan allowing advance hardship distributions __X__ is _______ is not (Select one) available under the Plan.

         4.10 Effective for distributions made on or after January 1, 1993 and subject to Section 1.18 of the Plan, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have all or a portion of an Eligible Rollover

                  Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

         4.11 If an Excess Employee Deferred Contributions, Excess Contributions or Excess Aggregate Contributions are distributed to Member after the last day of the Plan Year to which they relate, the income or loss allocable to the period beginning the first day of the next Plan Year and the date such excess amounts are distributed (the "Gap Period") shall be:

                  (a)___   disregarded;

                  (b)___ determined based upon the actual income or loss allocable to the Member's Trust Fund Account(s) to which such excess relates;

                  (c) X    determined by taking 10% of the income allocable to
                     ---   the excess contributions for the Plan Year to which
                           they relate and multiplying that amount by the number of calendar months that have elapsed since the end of that Plan Year (including for this purpose the month of the distribution only if such distribution is made after the fifteenth day of such month); or

                  (d) ____ other (please specify):



         4.12 If an Affiliate adopts this Plan with the Employer's consent as provided in Section 14.12 of the Plan:

                  (a)      the Employer Contribution Formula selected in Section
                           3.3 of the Adoption Agreement: (Select one)

                           (i) X    will be applied in the aggregate for all
                              ---   Employees of the Employer and the adopting
                                    Affiliate; or

                           (ii)___ will be separately applied for Employees of the Employer and the adopting Affiliate.

                           If the second alternative is adopted, the same formula will be applied, it just will be applied separately for each group of Employees.

                  (b) forfeitures generated by the Severance from Service of Members employed by the Employer and the adopting Affiliate will be allocated (i) __X__ among Members employed by either the Employer or the adopting Affiliate, or (ii)___ will be allocated only among Members employed by the entity which employed the severed Member (Select one).

         Failure to complete the Adoption Agreement properly may cause the Plan to be disqualified.

         IN WITNESS WHEREOF, Wendt-Bristol Health Services Corporation and the Affiliated Employers listed on the Schedule 1, attached has caused this instrument to be executed by its duly authorized officer this 1st day of January, 1997.


                                 Wendt-Bristol Health Services Corporation
                                 -----------------------------------------
                                 (name of employer)

                                 Two Nationwide Plaza
                                 280 North High Street, Suite 760
                                 -----------------------------------------
                                 (street address)

                                 Columbus, Ohio 43215
                                 -----------------------------------------
                                 (city, state, zip code)

                                 (614) 221-6000
                                 -----------------------------------------
                                 (telephone number)


                                 By:/s/ Sheldon A. Gold
                                    --------------------------------------
                                     Sheldon A. Gold, President

         NOTE: Even though the Internal Revenue Service has reviewed this Plan and Adoption Agreement and issued a Notification Letter, an adopting Employer may not rely on that Notification Letter unless it separately requests that the Internal Revenue Service issue a determination letter with respect to the Plan as adopted by that Employer.